HELIX
ENERGY SOLUTIONS



Third Quarter 2016 Conference Call

October 20, 2016

Navigating the present, focusing on the future.

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Presentation Outline


CANYON

Schilling ROV on Grand Canyon II

Executive Summary



Executive Summary

($ in millions, except per share data)	Three Months Ended			Nine Months Ended	
	9/30/2016	9/30/2015	6/30/2016	9/30/2016	9/30/2015
Revenues	$ 161	$ 182	$ 107	$ 360	$ 538
Gross profit	$ 40	$ 32	$ 6	$ 29	$ 91
	25%	*18%*	*5%*	*8%*	*17%*
Net income (loss)	$ 11	$ 10	$ (11)	$ (27)	$ 27
Diluted earnings (loss) per share	$ 0.10	$ 0.09	$ (0.10)	$ (0.25)	$ 0.25
Adjusted EBITDA[1]					
Business segments	$ 57	$ 58	$ 23	$ 85	$ 154
Corporate, eliminations and other	(10)	(7)	(8)	(22)	(15)
Adjusted EBITDA	$ 47	$ 51	$ 15	$ 63	$ 139

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

Executive Summary

Operations

- Q3 2016 net income of $11 million, $0.10 per diluted share, compared to Q2 2016 net loss of $11 million, $(0.10) per diluted share
- Q3 2016 Adjusted EBITDA[1] of $47 million compared to Adjusted EBITDA of $15 million in Q2 2016
- Well Intervention – Q3 2016
  - Utilization of 76% across the well intervention fleet, including 89% in the GOM and 68% in the North Sea
- Robotics – Q3 2016
  - Robotics chartered vessels utilization 81%; ROVs, trenchers and ROVDrills utilization 57%
- *Siem Helix 1* transited to Brazil; currently in customer acceptance protocol and customer equipment integration
- *Helix Producer I* has a new 7-year production agreement

[1]Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 25.

Executive Summary

Balance Sheet

- Liquidity[1] of approximately $499 million at 9/30/16
- Net proceeds of approximately $58 million associated with the at-the-market ("ATM") equity offering programs completed in Q3 2016; as of September 30, 2016 we sold approximately 13 million shares of our common stock for net proceeds of approximately $97 million
- Cash and cash equivalents totaled $482 million at 9/30/16
  - $7 million of cash used for repurchase of Convertible Senior Notes due 2032 in Q3 2016
  - $19 million of cash used for scheduled principal debt repayments in Q3 2016
  - $8 million of cash used for prepayment of Term Loan in Q3 2016
  - $22 million of cash used for capital expenditures in Q3 2016
- Long-term debt of $678 million at 9/30/16 compared to $711 million at 6/30/16
- Net debt[2] of $196 million at 9/30/16 compared to $219 million at 6/30/16
- See debt instrument profile on slide 16

[1]Liquidity is calculated as the sum of cash and cash equivalents ($482 million) and available capacity under our revolving credit facility ($17 million)
[2]Net debt is calculated as total long-term debt less cash and cash equivalents

Operational Highlights



Business Segment Results

($ in millions)

	Three Months Ended					
	9/30/2016		9/30/2015		6/30/2016	
Revenues						
Well Intervention	$ 108		$ 95		$ 60	
Robotics	49		83		39	
Production Facilities	17		19		19	
Intercompany elimination	(13)		(15)		(11)	
Total	$ 161		$ 182		$ 107	
Gross profit (loss)						
Well Intervention	28	*26%*	9	*9%*	3	*5%*
Robotics	5	*10%*	17	*20%*	(7)	*-17%*
Production Facilities	8	*49%*	7	*37%*	10	*52%*
Elimination and other	(1)		(1)		-	
Total	$ 40	*25%*	$ 32	*18%*	$ 6	*5%*

Third Quarter 2016

- 76% utilization across the well intervention fleet
- *Q4000* 93% utilization; *Q5000* 84% utilization
- *Well Enhancer* 91% utilization; *Seawell* 98% utilization; *Skandi Constructor* 15% utilization
- Robotics achieved 81% utilization on chartered vessel fleet; 57% utilization of ROVs, trenchers and ROVDrills



Seawell

Navigating the present, **focusing on the future.**

Well Intervention - GOM

Gulf of Mexico

- *Q4000* 93% utilized in Q3 2016; downtime associated with repairs and preventive maintenance on topside equipment
- *Q5000* on contract with BP utilized 84% in Q3 2016; experienced 15 days zero rates during downtime for repairs to IRS system and topside equipment
- Revenues include 42 days of "take or pay" contract originally scheduled for Q4 2016
- IRS rental units idle during Q3 2016



Q5000



Q4000

Well Intervention – North Sea

North Sea

- *Seawell 98%* utilized in Q3 2016 in intervention and diving operations; successful reactivation of all systems post refit
- *Well Enhancer* 91% utilized in Q3 2016 performing intervention and diving operations, including successful coil tubing project completed in July; idle for 8 days in the quarter between projects
- *Skandi Constructor* 15% utilized on low revenue subsea construction project



Well Enhancer



Seawell

Well Intervention - Brazil

Brazil

- *Siem Helix I* completed the installation of topside equipment and sea trials in early August
- Vessel transited to Brazil in late August; completed importation and naval certification in September
- *Siem Helix I* in process of customer acceptance protocol and customer equipment integration the remainder of Q3 2016; contract revenues estimated to start in Q4 2016
- *Siem Helix II* under construction during Q3 2016; Topside equipment installation scheduled for Q1 2017; contract revenues estimated to start in Q4 2017


HELIX

Siem Helix 1

Robotics

- 81% chartered vessel fleet utilization in Q3 2016; 57% utilization for ROVs, trenchers and ROVDrills
- *Deep Cygnus* had 85 days of utilization during Q3 2016 including 60 days for trenching scopes for various clients, 11 days of IRM projects and 14 days on a decommissioning project in the North Sea
- *Grand Canyon* had 79 days of utilization in the North Sea during Q3 2016, including 46 days of IRM support work and 33 days of trenching on an ongoing longer term project
- *Grand Canyon II* had good utilization during Q3 2016 performing a total of 65 days of ROV support work in the GOM
- Robotics had 16 days of spot vessel utilization in the GOM during Q3 2016
- The charter for *Rem Installer* terminated on July 12th



ROV



Grand Canyon II

Utilization



100%
80%
60%
40%
20%
0%
76%
54%
60%
81%
61%
87%
57%
48%
59%
Q3 2016
Q2 2016
Q3 2015
Well Intervention Vessels
• Q4000
• Skandi Constructor[1]
• Seawell[2]
• Well Enhancer
• Q5000[5]
• Helix 534[6]
ROV and Trencher Support Vessels
• Olympic Canyon[1,3]
• Deep Cygnus[1]
• Grand Canyon[1]
• Grand Canyon II[1,4]
• REM Installer[1,7]
• Spot vessels[1]
ROVs and Trenchers
• 53 ROVs
• 2 ROVDrill units
• 5 Trenchers

[1]Chartered vessel
[2]Vessel completed life extension capital upgrades and was warm stacked from early September 2015 to early June 2016
[3]Vessel returned to owner in November 2015
[4]Vessel entered fleet in late April 2015
[5]Vessel entered fleet in late October 2015
[6]Vessel stacked since December 2015
[7]Vessel returned to owner in July 2016

Key Financial Metrics


SWL
50mt / 34m.
HELIX
HELIX

Debt Instrument Profile

Total funded debt[1] of $698 million at end of Q3 2016

- $185 million Convertible Senior Notes due 2032 – 3.25%[2]
- $225 million Term Loan – LIBOR + 4.00%[3]
  - Annual amortization payments of 10%
- $83 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $205 million Q5000 Loan – LIBOR + 2.50%[4]
  - Annual amortization payments of 14% over 5 years with a final balloon payment



Debt Instrument Profile at 9/30/2016
Principal Payment Schedule
($ in millions)
$500
$400
$300
$200
$100
$0
$16
$71
$416
$43
$96
$56
2016
2017
2018
2019
2020
2021-2027
Term Loan
Convertible Notes
Q5000 Loan
MARAD

[1] Excludes unamortized debt discount and debt issuance costs. Balance Sheet Long Term Debt of $678 million includes $20 million of unamortized debt discount and debt issuance costs.
[2] Stated maturity 2032. First put/call date March 2018
[3] We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[4] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

Debt & Liquidity Profile[1]


($ in millions)
Debt 2
Liquidity 3
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$678
$196
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
09/30/2016
LT Debt
Net Debt
Liquidity

Liquidity of approximately $499 million at 9/30/2016

[1]Adjusted for new debt issuance cost accounting presentation, net of unamortized debt issuance costs (deferred financing costs)
[2]Net of unamortized debt discount under our Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($482 million) and available capacity under our revolving credit facility ($17 million of the $400 million facility based on TTM EBITDA as defined by the credit agreement)

2016 Outlook



2016 Outlook: Forecast

($ in millions)	2016 Outlook		2015 Actual	
Revenues	$	~505	$	696
Adjusted EBITDA		~100 - 110		173
Capital Spending		~ 220		353
Revenue Split:				
Well Intervention	$	~300	$	373
Robotics		~165		301
Production Facilities		~75		76
Elimination		(35)		(54)
Total	**$**	**505**	**$**	**696**

2016 Outlook: Well Intervention

- Total backlog as of September 30, 2016 was approximately $1.9 billion
- The *Q4000* has high utilization for the remainder of 2016; drydock currently scheduled for Q1 2017
- The *Q5000* is under contract
- IRS #1 is actively marketed as a rental unit, but currently idle
- The *Seawell* has diving and intervention projects along with prospects for work until mid-November
- The *Well Enhancer* is currently operating on diving and intervention projects that could extend to the end of November
- The *Skandi Constructor* has poor visibility
- *Siem Helix 1* is expected to commence contract operations for Petrobras around November 1st

2016 Outlook: Robotics

- We currently have ~120 days of firm contracted work for two of our chartered vessels for Q4 2016 performing trenching projects
- *Grand Canyon* to be fully utilized through early December on a longer term trenching project
- *Deep Cygnus* will continue to perform its ongoing trenching project in Egypt until early November and then return to North Sea for an ~10 day trenching project
- *Grand Canyon II* utilization in Q4 2016 will be primarily spot market IRM and ROV support work

2016 Outlook: Capital Spending

2016 Capital Spending[1] is currently forecasted at approximately $220 million, consisting of the following:

- $214 million in growth capital, primarily for newbuilds currently underway, including:
  - $94 million for *Q7000*
  - $96 million for *Siem Helix 1* and *Siem Helix 2* monohull vessels
  - $24 million for intervention riser systems and other
- $6 million for vessel maintenance and spares

[1]Capital Spending primarily includes property, plant and equipment, deferred drydock and certain other deferred costs.

2016 Outlook

Balance Sheet

- Completed two separate at-the-market (ATM) equity programs during Q2-Q3 and sold 13,018,732 shares of our common stock for a cumulative $100 million in gross proceeds. Proceeds will be used for general corporate purposes which may include debt repayment.
- Our total funded debt level is scheduled to decrease by $94 million ($776 million at 12/31/15 to $682 million at 12/31/16) as a result of scheduled principal repayments, a prepayment of $8 million on the Term Loan and repurchases of our Convertible Senior Notes due 2032 totaling $15 million. The senior portion of our debt at year-end 2016 is scheduled to be $486 million.
- Our net debt level is expected to range between $275 million and $325 million at year-end 2016, up from $255 million at year-end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, asset sales that have already transpired, expected tax refunds, etc.

Non-GAAP Reconciliations



Non-GAAP Reconciliations

($ in millions)	Three Months Ended			Nine Months Ended		Twelve Months Ended
	9/30/2016	9/30/2015	6/30/2016	9/30/2016	9/30/2015	12/31/2015
Net income (loss)	$ 11	$ 10	$ (11)	$ (27)	$ 27	$ (377)
Adjustments:						
Income tax provision (benefit)	4	-	(4)	(10)	1	(101)
Net interest expense	7	9	7	25	18	27
Other (income) expense, net	(1)	-	(1)	(4)	6	24
Depreciation and amortization	28	32	26	85	87	121
Asset impairments	-	-	-	-	-	345
Goodwill impairment	-	-	-	-	-	16
Non-cash losses on equity investments	-	-	-	-	-	123
EBITDA	$ 49	$ 51	$ 17	$ 69	$ 139	$ 178
Adjustments:						
Cash settlements of ineffective foreign currency derivative contracts	(2)	-	(2)	(6)	-	(5)
Adjusted EBITDA	$ 47	$ 51	$ 15	$ 63	$ 139	$ 173

We define EBITDA as earnings before income taxes, net interest expense, net other income or expense, and depreciation and amortization expense. We separately disclose our non-cash asset impairment charges, which, if not material, would be reflected as a component of our depreciation and amortization expense. Because these impairment charges are material to 2015 results of operations, we have reported them as a separate line item in our 2015 consolidated statement of operations. Non-cash goodwill impairment and non-cash losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we include realized losses from the cash settlements of our ineffective foreign currency derivative contracts, which is excluded from EBITDA as a component of net other income and expense. We use EBITDA to monitor and facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measure of EBITDA provides useful information to the public regarding our ability to service debt and fund capital expenditures and may help our investors understand our operating performance and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA and Adjusted EBITDA differently from the way we do, which may limit their usefulness as comparative measures. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

HELIX
ENERGY SOLUTIONS



HLX Listed NYSE®
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*Navigating the present, **focusing on the future.***